UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2017

Axovant Sciences Ltd.
(Exact Name of Registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-37418 (Commission File Number)	98-1333697 (IRS Employer Identification No.)

Suite 1, 3rd Floor
11-12 St. James's Square
London SW1Y 4LB, United Kingdom
(Address of principal executive offices)

Registrant's telephone number, including area code: +44 203 318 9708

Not Applicable
(Registrant's name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03.    Material Modification to Rights of Security Holders.

        The information set forth in Item 5.07 is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On December 21, 2017, Ilan Oren resigned from the Board of Directors (the "Board") of Axovant Sciences Ltd. (the "Company"), effective as of that date.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

        At the Company's Special General Meeting of Shareholders (the "Special Meeting") held on December 21, 2017, the Company's shareholders considered and approved six proposals to amend the Company's Amended and Restated Bye-laws (the "Bye-laws"), each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on November 29, 2017. A copy of the Company's Second Amended and Restated Bye-Laws, which is marked to reflect the approved amendments, is attached as Exhibit 3.1 to this Current Report on Form 8-K. Of the 107,710,160 common shares outstanding as of the record date, 89,752,127 shares, or 83.3%, were present or represented by proxy at the Special Meeting. Set forth below are the results of the matters submitted for a vote of shareholders at the Special Meeting.

        Proposal No. 1:    The shareholders approved the amendment of the Bye-laws to declassify the Board so that directors are elected annually instead of to staggered three-year terms, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
89,630,309	69,934	51,884	0

        Proposal No. 2:    The shareholders approved the amendment of the Bye-laws to modify certain shareholder proposal and nomination procedures, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
77,561,655	12,135,100	55,372	0

        Proposal No. 3:    The shareholders approved the amendment of the Bye-laws to modify certain supermajority voting requirements, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
89,611,352	86,189	54,586	0

        Proposal No. 4:    The shareholders approved the amendment of the Bye-laws to permit the Company's Principal Executive Officer to summon meetings of the Board, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
89,648,668	56,090	47,369	0

        Proposal No. 5:    The shareholders approved the amendment of the Bye-laws to modify certain director removal and vacancy requirements, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
86,027,962	3,676,199	47,966	0

        Proposal No. 6:    The shareholders approved the amendment of the Bye-laws to revise certain other provisions in the Bye-laws, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
89,619,200	80,745	52,182	0

Item 9.01.

(d)
Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bye-Laws of Axovant Sciences Ltd.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axovant Sciences Ltd.
By:	/s/ DAVID HUNG, M.D.
	Name:	David Hung, M.D.
	Title:	Principal Executive Officer

Date: December 21, 2017